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                    COCA-COLA ENTERPRISES INC.                   Exhibit 99
                CONSOLIDATED STATEMENTS OF INCOME                Page 1 of 4
               (In Millions Except Per Share Data)

                                                       Fourth Quarter
                                               -----------------------------
                                                1997       1996       Change
                                               -------    -------     -------
Net Operating Revenues                         $ 3,049    $ 2,118       44%
Cost of Sales                                    1,917      1,310       46%
                                               -------    -------
Gross Profit                                     1,132        808       40%
Selling, Delivery, and Administrative Expenses   1,007        696       45%
                                               -------    -------
Operating Income                                   125        112       12%
Interest Expense - Net                             159         98       62%
Other Nonoperating Deductions - Net                  -         (1)
                                               -------    -------
Income (Loss) Before Income Taxes                  (34)        15
Income Tax Expense (Benefit)                       (15)         6
                                               -------    -------
Net Income (Loss)                                  (19)         9
Preferred Stock Dividends                            -          2
                                               -------    -------
Net Income (Loss) Applicable to
  Common Share Owners                          $   (19)   $     7
                                               =======    =======
Basic Average Common Shares Outstanding(a)         386        375
                                               =======    =======
Basic Net Income Per Share
  Applicable to Common Share Owners(a)(b)      $ (0.05)   $  0.02
                                               =======    =======
Diluted Average Common Shares Outstanding(a)       386        383
                                               =======    =======
Diluted Net Income Per Share Applicable to
  Common Share Owners(a)(b)                    $ (0.05)   $  0.02
                                               =======    =======

Cash Operating Profit Data:
  Operating Income                             $   125    $   112       12%
  Depreciation                                     164        113       45%
  Amortization                                      92         62       48%
                                               -------    -------
Cash Operating Profit                          $   381    $   287       33%
                                               =======    =======

(a) Adjusted for 3-for-1 stock split.

(b) Per share data calculated prior to rounding to millions.










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                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
                CONSOLIDATED STATEMENTS OF INCOME                 Page 2 of 4
               (In Millions Except Per Share Data)
                                                           Full-Year
                                                ------------------------------
                                                1997 (a)    1996 (b)   Change
                                                -------     -------    -------
Net Operating Revenues                          $11,278     $ 7,921       42%
Cost of Sales                                     7,096       4,896       45%
                                                -------     -------
Gross Profit                                      4,182       3,025       38%
Selling, Delivery and Administrative Expenses     3,462       2,480       40%
                                                -------     -------
Operating Income                                    720         545       32%
Interest Expense - Net                              536         351       53%
Other Nonoperating Expenses - Net                     6 (c)       -
                                                -------     -------
Income Before Income Taxes                          178         194       (8%)
Income Tax Expense                                   65          80
Rate Change - Great Britain                         (58)          -
                                                -------     -------
Net Income                                          171         114       50%
Preferred Stock Dividends                             2           8
                                                -------     -------
Net Income Applicable to Common Share Owners    $   169     $   106       59%
                                                =======     =======
Basic Average Common Shares Outstanding (d)         383         373
                                                =======     =======
Basic Net Income Per Common Share Applicable
  to Common Share Owners (d)(e)                 $  0.44     $  0.28
                                                =======     =======
Diluted Average Common Shares Outstanding (d)       396         380
                                                =======     =======
Diluted Net Income Per Share Applicable to
  Common Share Owners (d)(e)                    $  0.43     $  0.28
                                                =======     =======
Cash Operating Profit Data:
  Operating Income                              $   720     $   545       32%
  Depreciation                                      566         392       44%
  Amortization                                      380         235       62%
                                                -------     -------
Cash Operating Profit                           $ 1,666     $ 1,172       42%
                                                =======     =======
(a) Reported 1997 results include the operating results of the British bottler beginning with the month of March 1997 and interest expense associated with this acquisition from the closing date of February 10, 1997. Reported 1997 results include the operating results of the New York and Canadian bottler acquisition beginning with the month of August 1997, and interest costs associated with this acquisition as of August 7, 1997.
(b) Reported 1996 results include the operating results of the Ouachita, Coke West, and French and Belgian bottler acquisitions from their respective acquisition dates. The British, New York and Canadian bottler acquisi-tions are not included in reported 1996 results. Reported 1996 cost of sales includes a favorable $10 million settlement from certain suppliers.
(c) Reported 1997 results include a $6 million, or 1 cent per common share (split-adjusted), one-time charge related to the April 1, 1997 redemp-
    tion of 8 3/4 percent Debentures due April 1, 2017.
(d) Adjusted for 3-for-1 stock split.
(e) Per share data calculated prior to rounding to millions.
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                     COCA-COLA ENTERPRISES INC.                Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                            (In Millions)


                                              December 31,   December 31,
                                                  1997            1996
                                              -------------   ------------
                                               (Unaudited)
ASSETS
Current Assets                                  $ 1,813        $  1,319
Property, Plant and Equipment - Net               3,862           2,812
Franchise and Other Noncurrent Assets            11,812           7,103
                                                -------         -------
                                                $17,487         $11,234
                                                =======         =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current Liabilities                               3,032           1,690
Long-Term Debt                                    7,760           4,814
Other Long-Term Obligations                         917             699
Deferred Income Taxes                             3,996           2,481
Share-Owners' Equity                              1,782           1,550
                                                -------         -------
                                                $17,487         $11,234
                                                =======         =======


































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                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information               Page 4 of 4
                             (Unaudited)



                                                Reported        Comparable
Fourth-Quarter 1997                               Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit (b)
  Consolidated                                      33%               5%
  Currency Neutral                                                    5%

Physical Case Bottle and Can Volume (c)
  Consolidated                                      46%               6%
  North America                                     31%               6%
  Europe                                            N/A               7%

Fountain Gallon Volume (c)                          55%               7%

Net Revenues Per Case (Bottle and Can)              (2%)             (3%)
  Currency Neutral                                                   (1%)

Cost of Sales Per Case (Bottle and Can)            1/2%              (2%)
  Currency Neutral                                                   Flat

Full-Year 1997
-------------------
Cash Operating Profit (b)
  Consolidated                                      42%              10%
  Currency Neutral                                                   11%

Physical Case Bottle and Can Volume (c)
  Consolidated                                      41%               7%
  North America                                     17%               6%
  Europe                                            N/A               8%

Fountain Gallon Volume (c)                          39%               5%

Net Revenues Per Case (Bottle and Can)             1/2%          (2 1/2%)
  Currency Neutral                                                   (1%)

Cost of Sales Per Case (Bottle and Can)              3%              (2%)
  Currency Neutral                                                 (1/2%)

(a) To determine the comparable change, 1996 results have been adjusted to include the results of material 1996 and 1997 acquisitions for the same periods they are included in reported 1997 results and to exclude the first-quarter 1996 favorable supplier settlement.
(b) Comparable cash operating profit is determined as described in (a) with an adjustment to exclude the reported results of the New York and Canadian bottler.
(c) To determine the 1997 comparable volume change, 1996 volume results have been adjusted for both acquisitions and common fiscal periods.
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